                                                                      Exhibit 24

                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and directors of Meadowbrook Insurance Group, Inc., a Michigan corporation (the "Company"), do hereby constitute and appoint Joseph C. Henry or Robert S. Cubbin, and each of them the true and lawful attorneys and agents or attorney or agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1934 as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with Form 10-K for fiscal year ended December 31, 2002. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Form 10-K for fiscal year ended December 31, 2002, to any and all amendments, or supplements to the Form 10-K for fiscal year ended December 31, 2002 and to any and all instruments or documents filed as part of or in conjunction with the Form 10-K for fiscal year ended December 31, 2002 or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

      IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney and has been signed by the following persons on the date indicated opposite his/her name.

         SIGNATURE                           TITLE                   DATE
         ---------                           -----                   ----


/s/ Merton J. Segal              Chairman and Director               February 21, 2003
------------------------------
    Merton J. Segal


/s/ Robert S. Cubbin             President, Chief Executive          February 21, 2003
------------------------------   Officer and Director
    Robert S. Cubbin


/s/ Joseph C. Henry              Executive Vice President,           February 21, 2003
------------------------------   Chief Operating Officer, Interim
    Joseph C. Henry              Chief Financial Officer, Treasurer
                                 and Director



/s/ Robert W. Sturgis            Director                             February 21, 2003
------------------------------
    Robert W. Sturgis

Power of Attorney
February 21, 2003
Page 2


         SIGNATURE                           TITLE                   DATE
         ---------                           -----                   ----
/s/ David K. Page                           Director                 February 21, 2003
------------------------------
    David K. Page


/s/ Hugh W. Greenberg                       Director                 February 21, 2003
------------------------------
    Hugh W. Greenberg


/s/ Irvin F. Swider, Sr.                    Director                 February 21, 2003
------------------------------
    Irvin F. Swider, Sr.


/s/ Bruce E. Thal                           Director                 February 21, 2003
------------------------------
    Bruce E. Thal


/s/ Joseph S. Dresner                       Director                 February 21, 2003
------------------------------
    Joseph S. Dresner


/s/ Herbert Tyner                           Director                 February 21, 2003
------------------------------
    Herbert Tyner


/s/ Florine Mark                            Director                 February 21, 2003
------------------------------
    Florine Mark


/s/ Robert H. Naftaly                       Director                 February 21, 2003
------------------------------
    Robert H. Naftaly